Exhibit 10.72

AMENDMENT No. 3

to

CHANGE IN CONTROL AGREEMENT

THIS AGREEMENT, made this 19th day of December, 2012 by and between Thomas D. Loadman (“Executive”) and Koppers Holdings Inc. (the “Company”).

WHEREAS, the Company and Executive entered into a Change in Control Agreement (the “CIC Agreement”) dated October 20, 2005; and

WHEREAS, the Company and Executive have amended the CIC Agreement on two previous occasions; and

WHEREAS, the Company and Executive desire to further amend the CIC Agreement to clarify its continued compliance with Section 409A of the Internal Revenue Code of 1986, as amended, and the final regulations and other interpretive guidance issued thereunder.

NOW THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, the parties hereby agree as follows:

1.	Paragraph 2(g) of the CIC Agreement shall be amended by adding the following new subparagraph at the end thereof:

“Notwithstanding anything to the contrary herein, including in subsection (d), in the case of payments or benefits under this Agreement that are or may be deferred compensation subject to Internal Revenue Code Section 409A and are subject to an effective release as set forth above, where the period for execution and non-revocation of the release spans more than one calendar year, no such payment or benefit shall be made or provided any earlier than the beginning of the second calendar year. In no event may Executive, directly or indirectly, designate the calendar year of payment.”

2.	Terms defined in the CIC Agreement which are used herein shall have the same meaning assigned to them in the CIC Agreement.

3.	Except as expressly modified herein, all terms and conditions of the CIC Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:	EXECUTIVE:

/s/ Steven R. Lacy	/s/ Thomas D. Loadman
Signature	Signature

Steven R. Lacy	Thomas D. Loadman
Name	Name

Senior Vice President, Administration, General Counsel and Secretary	Vice President and General Manager, Railroad and Utility Products and Services
Title	Title